UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2013

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction

of incorporation)

001-31940	25-1255406
(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148
(Address of Principal Executive Offices)	(Zip Code)

(724) 981-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

F.N.B. Corporation issued a press release on January 17, 2013 to announce the appointment of J. MacGregor (“Mac”) Tisdale as the Market Executive and President of the new Maryland region of First National Bank of Pennsylvania that is to result from the anticipated merger of F.N.B. Corporation and Annapolis Bancorp, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Important Additional Information About the Merger

In connection with the anticipated merger between F.N.B. Corporation (“FNB”) and Annapolis Bancorp, Inc. (“Annapolis Bancorp”) pursuant to the Agreement and Plan of Merger, dated as of October 22, 2012, between FNB and Annapolis Bancorp, FNB filed a Registration Statement on Form S-4 (Registration No. 333-186159) with the SEC, which includes a Proxy Statement of Annapolis Bancorp and a Prospectus of FNB. STOCKHOLDERS OF ANNAPOLIS BANCORP ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BY FNB AND/OR ANNAPOLIS BANCORP, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about FNB and Annapolis Bancorp, may be obtained at the SEC’s internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from FNB at www.fnbcorporation.com under the heading “Shareholder & Investor Relations”; or from Annapolis Bancorp at www.bankannapolis.com under the tab “Investors”, and then under the heading “Documents.” Copies of the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, (724) 983-3431, Attention: David B. Mogle, Corporate Secretary.

FNB and Annapolis Bancorp and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Annapolis Bancorp in connection with the merger. Information about the directors and executive officers of FNB is set forth in the proxy statement for FNB’s 2012 annual meeting of shareholders, as filed with the SEC on April 4, 2012. Information about the directors and executive officers of Annapolis Bancorp is set forth in the proxy statement for Annapolis Bancorp’s 2012 annual meeting of stockholders, as filed with the SEC on April 13, 2012. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction is included in the Proxy Statement/Prospectus regarding the merger.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ James G. Orie
James G. Orie,
Chief Legal Officer

Date: January 24 , 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release